Trade and other payables	12 Months Ended
Dec. 31, 2021
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Trade and other payables

28. Trade and other payables
	2021 £m	2020 £m
Trade payables	4,535	4,357

Wages and salaries	1,470	1,367

Social security	152	159

ViiV Healthcare put option	1,008	960

Other payables	518	409

Deferred income	307	361

Customer return and rebate accruals	6,322	5,775

Other accruals	3,242	2,452
	17,554	15,840
Trade and other payables included £nil (2020 – £65 million) due to associates and joint ventures. The Group provides limited supplier financing arrangements to certain customers. The amounts involved at 31 December 2021 were not material
.
Revenue recognised in the year that was included in deferred income at 1 January 2021 was £29 million (2020 – £33 million).
Customer return and rebate accruals are provided for by the Group at the point of sale in respect of the estimated rebates, discounts or allowances payable to customers, and included £5,044 million (2020 – £4,686 million) in respect of US Pharmaceuticals and Vaccines, as more fully described in the Group financial review on

. Accruals are made at the time of sale but the actual amounts paid are based on claims made some time after the initial recognition of the sale. As the amounts are estimated, they may not fully reflect the final outcome and are subject to change dependent upon, amongst other things, the types of buying group and product sales mix. The level of accrual is reviewed and adjusted quarterly in light of historical experience of actual amounts paid and any changes in arrangements. Future events could cause the assumptions on which the accruals are based to change, which could affect the future results of the Group.
Pfizer’s put option over its shareholding in ViiV Healthcare is currently exercisable. Pfizer may request an IPO of ViiV Healthcare at any time and if either GSK does not consent to such IPO or an offering is not completed within nine months, Pfizer could require GSK to acquire its shareholding. The amount of the liability for this put option, which is held on the gross redemption basis, is derived from an internal valuation of the ViiV Healthcare business, utilising both discounted forecast future cash flow and multiples-based methodologies.
The table below shows on an indicative basis the income statement and balance sheet sensitivity of the Pfizer put option to reasonably possible changes in key assumptions.

Increase/(decrease) in financial liability and loss/(gain) in Income statement	2021 £m	2020 £m
10% increase in sales forecasts*	89	117

10% decrease in sales forecasts*	(89)	(116)

1% (100 basis points) increase in discount rate	(30)	(41)

1% (100 basis points) decrease in discount rate	34	45

10 cent appreciation of US Dollar	55	52

10 cent depreciation of US Dollar	(47)	(45)

10 cent appreciation of Euro	26	42
10 cent depreciation of Euro	(22)	(34)
* The sales forecast is for ViiV Healthcare sales only in respect of the ViiV Healthcare put option.
An explanation of the accounting for ViiV Healthcare is set out on page 57.